Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2017
Fair Value Measurements [Abstract]
Assets Measured at Fair Value on a Recurring Basis
The following table presents the major security types we held at December 31, 2017 that we regularly measured and carried at fair value. The table segregates each security by the level within the fair value hierarchy of the valuation techniques we utilized to determine the respective securities' fair value (in thousands):

	At December 31, 2017	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)
Cash equivalents (1)	$48,430	$48,430	$—
Corporate debt securities (2)	140,460	—	140,460
Debt securities issued by U.S. government agencies (2)	61,303	—	61,303
Total	$250,193	$48,430	$201,763

(1)	Included in cash and cash equivalents on our consolidated balance sheets.
(2)	Included in short-term investments on our consolidated balance sheets.